UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2021
_____________________________
MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
_____________________________

Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02 – Results of Operations and Financial Condition.
On November 10, 2021, MediaAlpha, Inc. (“MediaAlpha”) issued a press release and an accompanying shareholder letter announcing its financial results as of and for the third quarter ended September 30, 2021. Copies of the press release and shareholder letter are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K and are incorporated by reference herein.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
MediaAlpha refers to non-GAAP financial information in the press release and shareholder letter. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in each document.
ITEM 7.01 – Regulation FD Disclosure.
As MediaAlpha became eligible to use Form S-3 to register its securities on November 1, 2021, pursuant to the terms of the Registration Rights Agreement dated October 27, 2020, by and among MediaAlpha, White Mountains (Luxembourg) S.a.r.l., Insignia QL Holdings, LLC, Insignia A QL Holdings, LLC, Steven Yi, Eugene Nonko, Ambrose Wang and certain other parties thereto (the ”Registration Rights Agreement”), MediaAlpha plans to file a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended, relating to the offer and sale from time to time of shares of MediaAlpha’s Class A common stock held by parties to the Registration Rights Agreement (or issuable to such parties upon the exchange of Class B-1 Units of QL Holdings, LLC and shares of Class B common stock of MediaAlpha).
MediaAlpha expects such shelf registration statement to cover a total of approximately 35 million shares of Class A common stock, all of which are currently outstanding and held by parties to the Registration Rights Agreement. MediaAlpha is not registering any shares for sale by the Company on a primary basis.
MediaAlpha has not received any request to effect an underwritten offering of the shares to be registered, and the Principal Investors (as such term is defined in the Registration Rights Agreement) including shares in the shelf registration statement have indicated to MediaAlpha that they have no present intention to sell shares registered under such shelf registration statement at the current share price level. Neither MediaAlpha nor such Principal Investors undertake any duty to notify investors in the event of changes in such intention, or if they become aware of any selling activity, and do not plan on doing so.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 – Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 10, 2021, announcing MediaAlpha, Inc.’s financial results for the third quarter ended September 30, 2021.
99.2	Shareholder Letter dated November 10, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: November 10, 2021	By:	/s/ Jeffrey Coyne
		Name:	Jeffrey Coyne
		Title:	General Counsel & Secretary